UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) March 8, 2012

ROCK-TENN COMPANY
(Exact name of registrant as specified in charter)

Georgia	1-12613	62-0342590

(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

504 Thrasher Street, Norcross, Georgia	30071

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 448-2193

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

On February 2, 2012, the Delaware Court of Chancery entered a Final Order and Judgment (the “Judgment”) approving the proposed settlement (the “Settlement”) of the class action lawsuit (the “Class Action”) against Rock-Tenn Company (“RockTenn”), RockTenn CP, LLC (a wholly owned subsidiary of RockTenn that is the successor to Smurfit-Stone Container Corporation (“Smurfit-Stone”)), and former directors of Smurfit-Stone. The Class Action is more fully described in RockTenn’s Quarterly Report on Form 10−Q for the period ending December 31, 2011.  Pursuant to the terms of the Settlement and in accordance with the Judgment, the “Effective Date” occurred on March 7, 2012 and the “Participation Deadline” is April 9, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	March 8, 2012

ROCK-TENN COMPANY
(Registrant)

		By:	/s/ Robert B. McIntosh
Name: Robert B. McIntosh
Title: Executive Vice President,
General Counsel and Secretary